ING PARTNERS, INC.

                       SUPPLEMENT DATED OCTOBER 31, 2003
                                 TO PROSPECTUS
                               DATED MAY 1, 2003

The information in this Supplement updates and amends certain information contained in the May 1, 2003 Prospectus of ING Partners, Inc. (the "Fund"). You should read this Supplement along with the Prospectus.

             ----------------------------------------------------


ING DSI ENHANCED INDEX PORTFOLIO

APPOINTMENT OF A NEW SUB-ADVISER
--------------------------------

On October 22, 2003, the Board of Directors of the Fund on behalf of ING DSI Enhanced Index Portfolio (the "Portfolio"), approved the appointment of Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, as investment sub-adviser for the Portfolio subject to approval by the Portfolio's shareholders.

Founded in 1972, ING Aeltus is registered with the Securities and Exchange Commission as an investment adviser. ING Aeltus is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Life Insurance and Annuity Company, the Fund's investment adviser. ING Aeltus has acted as investment adviser or sub-adviser to variable portfolios since 1994 and has managed institutional accounts since 1972. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

SHAREHOLDER MEETING
-------------------

On or about January 15, 2004, a special meeting of the shareholders of the Portfolio, a series of the Fund, will be held to vote on a proposal to approve a new investment sub-advisory agreement with ING Aeltus. Shareholders of record on November 17, 2003 are entitled to vote at the meeting. Proxy statements for the special meeting of shareholders to consider this proposal are expected to be mailed to shareholders in December 2003.

SHAREHOLDER APPROVAL
--------------------

If the proposal regarding the new investment sub-advisory agreement with ING Aeltus is approved by shareholders, the new sub-advisory agreement with will become effective on or about January 23, 2004. Until that time the Portfolio will continue to be sub-advised by DSI International Management, Inc.

CHANGE TO SUB-ADVISORY AGREEMENT
--------------------------------

The terms of the proposed sub-advisory agreement between ING Life Insurance and Annuity Company, on behalf of the Portfolio, and ING Aeltus are substantially similar to the terms of the previous sub-advisory agreement with DSI International Management, Inc., except for the effective date, the name of the sub-adviser, the sub-advisory fees and certain other terms and conditions.

PORTFOLIO NAME CHANGE
---------------------

Effective on or about January 23, 2004, the name of the Portfolio will change from ING DSI Enhanced Index Portfolio to ING Aeltus Enhanced Index Portfolio, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus.

PORTFOLIO MANAGER CHANGE
------------------------

Effective on or about January 23, 2004, the Portfolio will be managed by a team of investment professionals led by Hugh T.M. Whelan and Douglas Cot, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus. Mr. Whelan has been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING Aeltus since 1989 and previously served as a quantitative portfolio manager in ING Aeltus' fixed income group, specializing in corporate securities. Mr. Cot has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cot was responsible for developing quantitative applications for ING Aeltus' equity department.

CHANGE IN INVESTMENT OBJECTIVE
------------------------------

Effective on or about January 23, 2004, the investment objective of the ING Aeltus Enhanced Index Portfolio will be as follows, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus:

Seeks to outperform the total return of the Standard & Poor's Composite Index (S&P 500 Index), while maintaining a market level of risk.

CHANGE IN PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------------

Effective on or about January 23, 2004, the principal investment strategies of the ING Aeltus Enhanced Index Portfolio will be as follows, subject to shareholder approval of the new sub- advisory agreement with ING Aeltus:

The Portfolio  invests at least 80% of its assets in stocks included in the S&P
500. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Portfolio, ING Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that ING Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that ING Aeltus believes will underperform the index. Stocks that ING Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. In determining stock weightings, ING Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, ING Aeltus generally includes in the Portfolio between 400 and 450 of the stocks included in the S&P 500. Although the Portfolio will not hold all the stocks in the S&P 500, ING Aeltus expects that there will be a close correlation between the performance of the Portfolio and that of the S&P 500 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

ING Aeltus may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

CHANGE IN PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
-------------------------------------------------------

Effective on or about January 23, 2004, the principal risks of investing in the ING Aeltus Enhanced Index Portfolio will be as follows, subject to shareholder approval of the new sub-advisory agreement with ING Aeltus:

                        ACTIVE OR FREQUENT TRADING RISK
                          CONVERTIBLE SECURITIES RISK
                               DERIVATIVES RISK
                           ING AELTUS STRATEGY RISK
                              INDEX TRACKING RISK
                            MARKET AND COMPANY RISK
                                  STOCK RISK

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Portfolio.

CONVERTIBLE SECURITIES RISK The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. A Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

ING AELTUS STRATEGY RISK The success of the Portfolio's strategy depends significantly on ING Aeltus' skill in determining which securities to overweight, underweight or avoid altogether. ING Aeltus' strategy may not result in outperformance of the designated index and may even result in underperformance.